Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 6, 2006

                       AMERICAN CARESOURCE HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                      000-51603                 20-0428568
--------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

8080 Tri-Star Drive, Irving, Texas                                      75063
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code (972) 871-7912

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry Into a Material Definitive Agreement.

      American Caresource Holdings, Inc. (the "Registrant") amended its credit agreement with Wells Fargo Bank, N.A. extending its line of credit to $5 million as of December 28, 2005. John Pappajohn a directors of the Registrant, guaranteed such increase in the line of credit. Additional warrants may be issued in connection with this extension of credit. The principal and unpaid interest on such line of credit is due in full as of March 31, 2007. Attached as an exhibit hereto are the various credit documents associated with this increase in the credit line.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits

The following exhibits are filed with this report on Form 8-K:

Exhibit                                Description
No.

10.1 Third Addendum to the Credit Agreement, dated as of December 28, 2005, by and between Wells Fargo Bank, National Association and American Caresource Holdings, Inc.

10.2 Consent to Third Addendum to Credit Agreement, Ratification of Guaranty and Waiver of Claims, dated as of December 28, 2005 from John Pappajohn.

10.3 Guaranty, dated December 28, 2005, by and among Wells Fargo Bank, National Association, American Caresource Holdings, Inc. and John Pappajohn.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              AMERICAN CARESOURCE HOLDINGS, INC.


Date: January 6, 2006                         By: /s/ David S. Boone
                                                  ------------------------------
                                                  David S. Boone
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit                                Description
No.

10.1 Third Addendum to the Credit Agreement, dated December 25, 2005, by and between Wells Fargo Bank, National Association and American Caresource Holdings, Inc.

10.2 Consent to Third Addendum to Credit Agreement, Ratification of Guaranty and Waiver of Claims, dated December 28, 2005 from John Pappajohn.

10.3 Guaranty, dated December 28, 2005, by and among Wells Fargo Bank, National Association, American Caresource Holdings, Inc. and John Pappajohn.